Pursuant to 17 CFR 229.601(b)(10)(iv), confidential information (indicated by [***]) has been omitted from this exhibit because it is both not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.11.9

8th Amendment

to the Manufacturing Agreement

entered into as of September 30th, 2010

This Amendment 8 (“Amendment 8”) is made effective as of April 30, 2019 (“Amendment 8 Effective Date”) by and between Aegerion Pharmaceuticals, Inc., located at One Main Street, Cambridge, MA 02142, USA (“Aegerion”j, and Sandoz GmbH, a company incorporated in Austria, with its office at Biochemiestrasse 10, A-6250 Kundl, Austria (“Sandoz”).

WITNESSETH:

WHEREAS, Aegerion and Sandoz are parties to a certain Contract Manufacturing Agreement in relation to Metreleptin SLD, dated as of September 30th 2010, as amended (the “Agreement”);

WHEREAS, Aegerion and Sandoz wish to amend the existing CMA with regard to its terms for pricing, contract expiry and contract termination.

NOW, THEREFORE, therefore Aegerion and Sandoz agree as follows:

1.             Definitions.

Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to them in the Agreement.

2.             Amendments.

The Parties hereby agree as follows:

2.1. Price Adaptation:

The pricing model (previously laid down in Section 9 (2) of the Agreement and/or Section 2 of Amendment no. 5 to the Agreement) shall be changed as follows

The RPP4 Facility price per week shall be [***], applicable from (and including) the [***] large-scale (RPP4+) Manufacturing campaign of calendar year [***]. The RPP4 Facility price per week shall rise to [***] Euros for all large-scale (RPP4+) Manufacturing in [***] and to [***] in [***] and later years (Schedule 1). For the avoidance of doubt, the amounts in [***] and [***] (and later) are subject to the provisions and price adjustment of Section 9 (3) of the Agreement starting on 1 [***]. The amounts contained in the Agreement (including its Schedule) shall be recalculated accordingly.

The RPP4 Facility price per week shall be [***] Euros, applicable from (and including) the first small-scale (commercial) Manufacturing campaign after the effective date (Schedule 1).

Upon production of [***] large-scale batches after [***], the parties will enter into discussions to change from a weekly price to a gram-based price.

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2.2. Duration:

Section 14 of the Agreement (Duration) shall be replaced by the following wording:

Subject to the provisions for earlier termination contained herein, this Agreement shall come into force on the Effective Date hereof and shall continue in force until [***] (expiry date). The parties will by the end of [***] enter into discussions as to whether or not the term of the Agreement shall be further extended.

2.3. Termination – Notice Period:

The parties wish to clarify that Aegerion's right under clause 25(2) to terminate the Agreement for scientific, regulatory, safety or economic reasons is subject to an adequate notice period of 24 months. Sandoz shall receive the same right for termination. Therefore, clause 25(2) of the Agreement shall be amended as follows:

Moreover, each of the parties may terminate this Agreement for any scientific, regulatory, safety or economic reason to the end of each calendar year by giving 24 months prior written notice.

3.             Reference to and Effect on the Agreement.

3.1       On and after the Amendment Effective Date, each reference to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Agreement as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Agreement, a reference to the Agreement in any of such instrument or document to be deemed to be a reference to the Agreement as amended or integrated hereby.

3.2       Except as amended or integrated by this Amendment the provisions of the Agreement shall remain in full force and effect.

4.             Counterparts.

This Amendment may be executed in two counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. Any such counterpart may contain one or more signature pages. This Amendment may be executed by facsimile signature pages.

IN WITNESS WHEREOF, the undersigned have caused this Amendment 8 to be executed and delivered on the date first written above.

Sandoz GmbH		Sandoz GmbH

Date:	23.04.2019	Date:	29.04.2019

By:	[***]	By:	[***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]

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Aegerion Pharmaceuticais, Inc.

Date:	11 April 2019

By:	/s/ Joseph Shulman
Name:	Joseph Shulman
Title:	Senior Vice President, Global Technical Operations

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Schedule 1 Pricing for Large-scale (RPP4+) and Small-scale Metreleptin Production

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